Exhibit 99.1

Crescent Capital BDC, Inc. to Acquire Alcentra Capital Corporation

•	Establishes a top-15, externally managed, publicly traded BDC with significantly increased market presence and improved economies of scale

•	Combined company estimated to have over $500 million of net assets and a portfolio in excess of $900 million at close

•	New best-in-class fee structure with reduced base management fee rates and increased hurdle rates

•	Transaction expected to close in fourth quarter 2019

LOS ANGELES/NEW YORK—(BUSINESS WIRE)—August 13, 2019—Crescent Capital BDC, Inc. (“Crescent BDC”) and Alcentra Capital Corporation (“Alcentra Capital”) (NASDAQ:ABDC) — a middle-market BDC managed by Alcentra NY, LLC (“Alcentra NY”), a majority-owned subsidiary of BNY Alcentra Group Holdings, Inc. — announced today that they have entered into a definitive merger agreement under which Crescent BDC will acquire Alcentra Capital. This transaction is the result of Alcentra Capital’s previously announced review of strategic alternatives led by an independent director committee (the “Committee of Independent Directors”) of its board of directors, and has been unanimously approved by the Committee of Independent Directors, the independent directors of Crescent BDC and the boards of directors of both companies.

Under the terms of the transaction, in exchange for approximately 12.9 million shares of Alcentra Capital common stock, Alcentra Capital’s stockholders will receive approximately (i) $19.3 million in cash, or $1.50 per share, from Crescent BDC; (ii) 5.2 million shares of Crescent BDC common stock; and (iii) $21.6 million in cash, or $1.68 per share, from CBDC Advisors, LLC, Crescent BDC’s investment adviser (“Crescent Cap Advisors”). Any final dividend that Alcentra Capital must pay in connection with the closing of the transaction to comply with applicable tax requirements that is in excess of Alcentra Capital’s regular quarterly dividends will reduce the cash consideration to be paid by Crescent BDC on a dollar-for-dollar basis. The total cash and stock consideration to be received at closing is currently estimated to be approximately $141.9 million after taking into account certain post-closing adjustments, or approximately $11.02 per share, representing 1.0x Alcentra Capital’s net asset value per share as of June 30, 2019, and 1.36x the closing price of Alcentra Capital’s common stock on August 12, 2019. The total value of the consideration to be received by Alcentra Capital stockholders at closing is variable and may be different than the estimated total consideration described herein depending on a number of factors, including as a result of transaction costs that are different than those estimated by the parties, fair value adjustments, operating performance subsequent to June 30, 2019 and share issuances.

Crescent Cap Advisors will provide significant financial support to the transaction, including approximately $1.68 per share referenced above of the total approximately $3.18 per share cash consideration to be paid to Alcentra Capital’s stockholders at closing and the fee waivers discussed below. In addition, Crescent Cap Advisors has agreed to fund at closing approximately $1.4 million of Crescent BDC’s transaction expenses incurred related to this transaction.

Prior to the consummation of the transaction, Crescent BDC will convert to a Maryland corporation, and as a result, the combined company will be incorporated in Maryland. Crescent BDC will apply for listing on the NASDAQ under the ticker symbol “CCAP” and is expected to trade publicly immediately upon the consummation of the transaction.

Jean-Marc Chapus, Co-Founder and Managing Partner of Crescent Capital Group LP commented, “Over 25 years ago, we had a vision to establish a research-driven investment firm focused solely on one market, below investment grade credit. Since that time, we have differentiated ourselves in the marketplace, strategically growing our asset base across multiple economic and business cycles to be more effective and relevant to our clients, both our investors and the private equity community whose companies we finance. The Crescent Capital Group platform is unmatched, and now with the addition of Alcentra Capital to our Crescent BDC portfolio, we will be able to provide our combined shareholders with even further opportunities for income generation and capital appreciation.”

“At Crescent Capital Group, we look to invest in niche companies with defensible market strategies and experienced management teams that can survive market cycles,” added Mark Attanasio, Co-Founder and Managing Partner of Crescent Capital Group LP. “We have the right people and the right investment processes in place to promote long-term growth for our clients, and we look forward to broadening our investment portfolio with the acquisition of Alcentra Capital.”

“Crescent Capital Group’s $25 billion platform, longstanding sponsor origination relationships and disciplined underwriting and investment processes serve as a strong foundation to continue to deliver attractive, risk-adjusted returns to our shareholders,” commented Jason Breaux, Chief Executive Officer of Crescent BDC. “We believe this transaction is the right next step in the development of our BDC and provides our investors with improved scale and flexibility as we continue to enhance our private credit capabilities.”

Following the transaction, Crescent BDC stockholders and Alcentra Capital stockholders are expected to own approximately 81% and 19%, respectively, of the combined company, which will remain externally managed by Crescent Cap Advisors. All Crescent BDC officers and directors in office immediately prior to the closing of the transaction will remain in their current roles following closing.

In connection with the transaction, Crescent Cap Advisors has agreed to establish what we believe is a best-in-class fee structure and amend its current investment management agreement with Crescent BDC to take effect immediately after the closing of the transaction. Key terms of this fee structure include:

•	Annual base management fee rate reduced from 1.50% to 1.25%;

•	Six quarters of base management fee waivers, so that only 0.75% will be charged for such time period;

•	Annualized incentive fee hurdle increased from 6% to 7% while maintaining a 17.5% income incentive fee; and

•	Six quarters of full waivers of the income-based portion of the incentive fee.

Additionally, Crescent BDC will implement a stock repurchase program for a period of twelve months following the closing of the transaction via open-market share repurchases in an aggregate amount of up to $20 million, less any amounts provided under any repurchase program for Crescent BDC stock that is entered into by affiliates of Crescent BDC or Crescent Cap Advisors, subject to certain regulatory restrictions (including Rule 10b-18 under the Securities Exchange Act of 1934).

Including the financial support provided by Crescent Cap Advisors, it is anticipated that the combination will:

•	Establish a top-15, externally managed, publicly traded BDC with significantly increased market presence and improved economies of scale;

•	Enhance portfolio diversification consistent with Crescent BDC’s and Alcentra Capital’s strategy of maintaining a senior secured first lien-focused portfolio;

•	Facilitate a dividend policy designed to over-earn a quarterly $0.41 dividend per share; and

•	Further strengthen Crescent BDC’s balance sheet and augment access to growth capital.

Over two-thirds of Crescent BDC’s stockholders already support the transaction and have agreed to vote their shares in favor of the merger and related transactions. Additionally, Crescent BDC stockholders (other than those Alcentra Capital stockholders receiving Crescent BDC shares in connection with the transaction) generally will be restricted from trading their shares for at least six months following the closing of the transaction, subject to a modified lock-up schedule thereafter for an additional six months.

Commenting on Alcentra Capital’s review of strategic alternatives, which involved inbound and outbound contact and entry into confidentiality agreements with numerous parties, Edward Grebow, chair of Alcentra Capital’s Committee of Independent Directors, stated, “The transaction with Crescent BDC is the result of a thorough strategic review process by the Committee of Independent Directors, and the Board is pleased to recommend it to Alcentra Capital’s stockholders. The proposed transaction accelerates Alcentra Capital’s portfolio transition to upper middle-market senior secured investments, delivers significant short- and long-term value to Alcentra Capital’s existing stockholders and compares favorably to precedent strategic transactions in the BDC space. With a more diversified portfolio, we expect the combined company to be positioned to deliver strong, consistent performance for investors.”

Suhail A. Shaikh, Chief Executive Officer of Alcentra Capital, added, “We have made significant progress rotating our legacy portfolio and stabilizing NAV over the past four quarters. We are now in a much stronger position and, through the combination with Crescent BDC, will create a larger BDC with a highly complementary portfolio that offers immediate additional value for our stockholders.”

Consummation of Crescent BDC’s acquisition of Alcentra Capital is subject to Alcentra Capital stockholder approval, customary regulatory approvals and other closing conditions. The transaction is expected to close in the fourth quarter of 2019.

BofA Merrill Lynch served as financial advisor to Crescent BDC. Kirkland & Ellis LLP served as legal counsel to Crescent BDC. Proskauer Rose LLP served as legal counsel to the independent directors of Crescent BDC.

Houlihan Lokey served as financial advisor, and Sullivan & Worcester LLP served as legal counsel, to the Committee of Independent Directors. Dechert LLP served as legal counsel to Alcentra Capital.

In connection with the transaction, Ally Bank has provided a commitment letter dated August 12, 2019 agreeing to provide Crescent BDC with a $200 million leverage facility which is expected to close later this month. Wells Fargo Bank NA has been a lender to Crescent BDC since 2016 and currently provides a $250 million leverage facility which is expected to remain outstanding after the close of the transaction.

CONFERENCE CALL INFORMATION

Crescent BDC and Alcentra Capital will be holding a joint conference call to discuss the transaction on Tuesday, August 13, 2019 at 1:15 p.m. PT / 4:15 p.m. ET. To participate please dial (877) 407-0789 or (201) 689-8562 (international) at least ten minutes prior to the call and ask for conference ID number 13693741. A webcast link for this call along with a presentation will be also posted online at www.crescentbdc.com and www.alcentracapital.com.

For those unable to participate during the live broadcast, a replay will be available through Tuesday, August 27, 2019, at 8:59 p.m. PT / 11:59 p.m. ET. To access the replay, dial (844) 512-2921 (U.S.) or (412) 317-6671 (international) and use conference ID: 13693741.

About Crescent BDC

Crescent BDC is a business development company that seeks to maximize the total return of its stockholders in the form of current income and capital appreciation by providing capital solutions to companies with sound business fundamentals and strong growth prospects. Crescent BDC utilizes the extensive experience, origination capabilities and disciplined investment process of Crescent Capital Group LP. Crescent BDC is externally managed by Crescent Cap Advisors, a subsidiary of Crescent Capital. Crescent BDC has elected to be regulated as a business development company under the Investment Company Act of 1940. For more information about Crescent BDC, visit http://crescentbdc.com. However, the contents of such website are not and should not be deemed to be incorporated by reference herein.

About Crescent Capital Group

Crescent Capital Group is headquartered in Los Angeles with offices in Boston, London, and New York. With more than 80 investment professionals and approximately 170 employees, the firm invests at all levels of the capital structure, with a significant focus on below investment grade credit through strategies that invest in senior bank loans, high yield debt, mezzanine debt, distressed debt, and other private debt securities. As of June 30, 2019, Crescent Capital Group managed approximately $25 billion, with a relatively equal split between marketable securities and privately originated debt investments. For more information about Crescent Capital Group, visit www.crescentcap.com. However, the contents of such website are not and should not deemed to be incorporated by reference herein.

About Alcentra Capital

Alcentra Capital provides customized debt and equity financing solutions to middle-market companies, which Alcentra Capital generally defines as U.S. based companies having between $15.0 million and $75.0 million of EBITDA. Alcentra Capital’s investment objective is to provide attractive risk-adjusted returns by generating current income from its debt investments. Alcentra Capital seeks to partner with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

Alcentra Capital, which is externally managed by Alcentra NY, is a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. In addition, for tax purposes, Alcentra Capital has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code.

About Alcentra NY and BNY Alcentra Group Holdings

Alcentra NY a registered investment adviser under the Investment Advisers Act of 1940, is a subsidiary of BNY Alcentra Group Holdings, Inc. (“Alcentra Group”), one of the world’s leading sub-investment grade credit asset managers focusing on the U.S. and European markets. Alcentra Group has an investment track record that spans across approximately 75 separate investment vehicles and accounts totaling approximately $40 billion as of June 30, 2019 (including accounts managed by Alcentra NY, Alcentra Ltd, and assets managed by Alcentra Group personnel for affiliates under dual officer arrangements).

Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between Crescent BDC and Alcentra Capital pursuant to a merger agreement dated August 12, 2019 (the “Merger Agreement”) among Crescent BDC, Alcentra Capital, Crescent Cap Advisors and a wholly-owned subsidiary of Crescent BDC. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of each of Crescent BDC and Alcentra Capital may not be obtained; (2) the risk that the mergers or other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by Crescent BDC and Alcentra Capital or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) uncertainty with respect to the trading levels of shares of the combined company’s common stock on NASDAQ; (6) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of Crescent BDC and Alcentra Capital; (7) the ability of the combined company to implement its business strategy; (8) difficulties and delays in achieving synergies and cost savings of the combined company; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the Merger Agreement; (11) the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in laws or regulations or interpretations of current laws and regulations that would impact Crescent BDC’s classification as a business development company; and (14) changes in general economic and/or industry specific conditions. Some of these factors are enumerated in the filings Crescent BDC and Alcentra Capital have made with the Securities and Exchange Commission (the “SEC”), and will be contained in the materials Crescent BDC and Alcentra Capital will file with the SEC in connection with the proposed transactions under the Merger Agreement, including a Crescent BDC registration statement on Form N-14 (the “Registration Statement”), which will include Crescent BDC’s and Alcentra Capital’s joint proxy statement on Schedule 14A that also constitutes a prospectus of Crescent BDC (the “Joint Proxy Statement/Prospectus”).

The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, neither Crescent BDC nor Alcentra Capital undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information or development, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

This communication relates to a proposed business combination involving Crescent BDC and Alcentra Capital, along with related proposals for which stockholder approval will be sought (collectively, the “Proposals”). In connection with the Proposals, Crescent BDC and Alcentra Capital will file relevant materials with the SEC, including the Registration Statement and Joint Proxy Statement/Prospectus. The Registration Statement and Joint Proxy Statement/Prospectus will each contain important information about Crescent BDC and Alcentra Capital, the proposed transactions, the Proposals and related matters. INVESTORS AND SECURITY HOLDERS OF CRESCENT BDC AND ALCENTRA CAPITAL ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CRESCENT BDC, ALCENTRA CAPITAL THE PROPOSED TRANSACTIONS, THE PROPOSALS AND RELATED MATTERS. Investors and security holders will be able to obtain the Registration Statement, the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Crescent BDC and Alcentra Capital, free of charge, from the SEC’s web site at www.sec.gov and from either Crescent BDC’s or Alcentra Capital’s web sites at http://crescentbdc.com or at www.alcentracapital.com. Investors and security holders may also obtain free copies of the Registration Statement, the Joint Proxy Statement/Prospectus and other documents filed with the SEC from Crescent BDC by contacting Crescent BDC’s Investor Relations Department at bdcir@crescentcap.com or from Alcentra Capital by contacting Alcentra Capital’s Investor Relations Department at investorrelationsbdc@alcentra.com.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, Crescent BDC, Alcentra Capital, and their respective directors and executive officers, other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information regarding Crescent BDC’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on April 26, 2019. Information regarding Alcentra Capital’s directors and executive officers is available in an amendment to its annual report for the year ended December 31, 2018 on Form 10-K/A (the “2018 Form 10-K/A”), filed with the SEC on April 30, 2019. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in Crescent BDC’s 2019 proxy statement and Alcentra Capital’s 2018 Form 10-K/A, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and the Joint Proxy Statement/Prospectus when such documents become available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

The information in this communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the Proposals or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts:

Crescent Capital BDC

Investors/Media:

ADDO Investor Relations

Kimberly Esterkin / Andrew Greenebaum

kesterkin@addoir.com

310-829-5400

Alcentra Capital

Investors:

Suhail A. Shaikh, Chief Executive Officer, 212 922-6038

Ellida McMillan, Chief Financial Officer, 212 922-6644

Media:

Brunswick Group,

Bryan Darrow / Kate Beers

(212) 333-3810, alcentra@brunswickgroup.com